UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LUNAI BIOWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LUNAI BIOWORKS, INC.

3400 Cottage Way, Suite G2, #3256

Sacramento, California 95825

SUPPLEMENT NO. 1, DATED APRIL 28, 2026,

TO DEFINITIVE PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2026

This Supplement, dated April 28, 2026 (this “Supplement”), supplements the definitive proxy statement of Lunai Bioworks, Inc. (the “Company”) on Schedule 14A originally filed with the U.S. Securities and Exchange Commission on April 13, 2026, as amended by Amendment No. 1 (DEFR14A) filed on April 15, 2026 (collectively, the “Definitive Proxy Statement”), in connection with the Special Meeting of Stockholders of the Company (the “Special Meeting”). This Supplement should be read in conjunction with the Definitive Proxy Statement. Except as expressly modified or supplemented hereby, the Definitive Proxy Statement remains unchanged.

Postponement of the Special Meeting

The Company has determined to postpone the Special Meeting, originally scheduled for May 4, 2026, to May 8, 2026 at 9:00 a.m. Eastern Time. The Special Meeting will continue to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/LNAI2026SM. There will be no physical meeting location.

The postponement is intended to provide stockholders with additional time to vote their shares and to assist the Company in obtaining a quorum. The Company was advised by its proxy administrator that, due to the timing of Broadridge Financial Solutions, Inc.’s distribution of proxy materials to beneficial owners holding shares in street name on April 22, 2026, the timing requirements applicable to broker discretionary voting under New York Stock Exchange Rule 452, which governs the authority of NYSE member organizations to vote uninstructed shares (including shares of Nasdaq-listed issuers), were not expected to be satisfied before the originally scheduled meeting date of May 4, 2026. Postponing the Special Meeting to May 8, 2026 is expected to permit the applicable timing requirements to be satisfied so that brokers may exercise discretionary voting authority on matters classified as routine under NYSE Rule 452. As described in the Definitive Proxy Statement, the Company believes that the Reverse Stock Split Proposal (Proposal 1) and the Adjournment Proposal (Proposal 2) are likely to be classified as routine matters under NYSE Rule 452, although the routine or non-routine classification is determined by the New York Stock Exchange and not by the Company, and brokers may choose not to exercise discretionary voting authority.

Record Date

The record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting remains the close of business on April 10, 2026. Only holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. As of the record date, there were 36,271,119 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

Proposals to Be Voted On

The proposals to be voted upon at the Special Meeting remain as described in the Definitive Proxy Statement and have not changed. Specifically:

(1) the Reverse Stock Split Proposal (Proposal 1) — to approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the option of the Board of Directors, a reverse stock split of the Common Stock at a ratio in the range of 1-for-3 to 1-for-30, inclusive, with the exact ratio to be determined by the Board in its sole discretion and publicly announced prior to the effective time of the reverse stock split;

(2) the Adjournment Proposal (Proposal 2) — to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1; and

(3) to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Voting and Proxies

Stockholders who have already submitted proxies or voting instructions need not take any further action unless they wish to change their vote. Previously submitted proxies will remain valid and will be voted at the Special Meeting as postponed unless properly revoked in accordance with the procedures described in the Definitive Proxy Statement.

Stockholders who have not yet voted are urged to do so promptly. Voting instructions, including instructions for voting by Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903), by mail, and at the virtual Special Meeting, are set forth in the Definitive Proxy Statement and the accompanying proxy card or voting instruction form. Internet and telephone voting will be available until 11:59 p.m. Eastern Time on May 7, 2026.

Virtual Meeting Access

Stockholders of record and beneficial owners as of the record date may attend, vote and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/LNAI2026SM and entering the 16-digit control number provided on their proxy card, voting instruction form, or notice of Internet availability of proxy materials. Stockholders should allow ample time to log in before the Special Meeting begins.

Where You Can Find Additional Information

This Supplement, the Definitive Proxy Statement and the form of proxy card are available, free of charge, at www.proxyvote.com. The Company’s filings with the U.S. Securities and Exchange Commission are available at www.sec.gov. Stockholders may also request additional copies of the proxy materials, without charge, by contacting the Company at 3400 Cottage Way, Suite G2, #3256, Sacramento, California 95825, Attention: Investor Relations, email: ir@lunaibioworks.com.

Cautionary Note Regarding Forward-Looking Statements

This Supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to qualify for the safe harbors created thereby. Forward-looking statements include, without limitation, statements regarding the timing and conduct of the Special Meeting, the availability of broker discretionary voting authority, the Company’s ability to obtain a quorum, the outcome of the proposals to be voted upon at the Special Meeting (including the proposed reverse stock split), and the Company’s ability to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan” or similar expressions.

Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including, but not limited to: (i) the risk that the Company will be unable to obtain a quorum at the Special Meeting as postponed; (ii) the risk that the Special Meeting may be further postponed or adjourned; (iii) the risk that one or more proposals submitted to stockholders may not receive the required vote for approval; (iv) the risk that broker discretionary voting authority on routine matters may not be available on the timeline currently expected, including as a result of any reclassification of any proposal as non-routine by the New York Stock Exchange; (v) the risk that the Company’s common stock may be delisted from The Nasdaq Stock Market LLC, including as a result of the Company’s failure to maintain compliance with Nasdaq’s continued listing requirements; (vi) the risk of technical or operational disruptions affecting the virtual meeting platform; and (vii) the other risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Important Information for Investors and Stockholders

In connection with the Special Meeting, the Company has filed the Definitive Proxy Statement and is filing this Supplement and other relevant documents with the U.S. Securities and Exchange Commission. Stockholders are urged to read the Definitive Proxy Statement, this Supplement, and any other relevant documents filed with the U.S. Securities and Exchange Commission, because they contain important information about the Company and the matters to be voted upon at the Special Meeting. Investors and stockholders may obtain free copies of the Definitive Proxy Statement, this Supplement and other documents filed by the Company with the U.S. Securities and Exchange Commission at the website maintained by the U.S. Securities and Exchange Commission at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Special Meeting. Information regarding the Company’s directors and executive officers, including their respective interests in the Company by security holdings or otherwise, is set forth in the Definitive Proxy Statement and the Company’s most recent Annual Report on Form 10-K, in each case as filed with the U.S. Securities and Exchange Commission and as updated from time to time by the Company’s other filings with the U.S. Securities and Exchange Commission, including Statements of Change in Beneficial Ownership on Form 4.

By Order of the Board of Directors,

/s/ David Weinstein

David Weinstein

Chief Executive Officer and Director

Sacramento, California

April 28, 2026

LUNAI BIOWORKS, INC.

3400 Cottage Way, Suite G2, #3256

Sacramento, California 95825

REVISED NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2026

To the Stockholders of Lunai Bioworks, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Lunai Bioworks, Inc., a Delaware corporation (the “Company”), originally scheduled to be held on May 4, 2026, has been postponed and will now be held on the following date and time:

Date: Friday, May 8, 2026

Time: 9:00 a.m. Eastern Time

Format: Virtual-only meeting via live webcast at

www.virtualshareholdermeeting.com/LNAI2026SM

There will be no physical meeting location. Stockholders may attend the Special Meeting, vote and submit questions during the Special Meeting by visiting the meeting website set forth above and entering the 16-digit control number provided on their proxy card, voting instruction form, or notice of Internet availability of proxy materials.

Items of Business

The matters to be voted upon at the Special Meeting are as set forth in the Company’s definitive proxy statement on Schedule 14A originally filed with the U.S. Securities and Exchange Commission on April 13, 2026, as amended by Amendment No. 1 (DEFR14A) filed on April 15, 2026 (collectively, the “Definitive Proxy Statement”), as further supplemented by Supplement No. 1 thereto, dated April 28, 2026 (the “Supplement”). The proposals to be voted upon are:

1. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the option of the Board of Directors, a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio in the range of 1-for-3 to 1-for-30, inclusive, with the exact ratio to be determined by the Board in its sole discretion and publicly announced prior to the effective time of the reverse stock split (the “Reverse Stock Split Proposal” or “Proposal 1”);

2. To approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (the “Adjournment Proposal” or “Proposal 2”); and

3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date

The record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting remains the close of business on April 10, 2026 (the “Record Date”). Only holders of record of the Company’s common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. As of the Record Date, there were 36,271,119 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Quorum

Under the Company’s Amended and Restated Bylaws, the holders of one-third of the outstanding shares of stock entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and broker non-votes (if any) will be counted for purposes of determining the presence of a quorum.

How to Vote

Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote your shares as soon as possible. You may vote in any of the following ways:

By Internet: Visit www.proxyvote.com and follow the on-screen instructions. Please have your 16-digit control number available.

By Telephone: Call 1-800-690-6903 and follow the recorded instructions. Please have your 16-digit control number available.

By Mail: Complete, sign, date and return the proxy card or voting instruction form in the postage-paid envelope provided.

At the Virtual Special Meeting: Visit www.virtualshareholdermeeting.com/LNAI2026SM and follow the instructions provided. You will need the 16-digit control number provided on your proxy card, voting instruction form, or notice of Internet availability of proxy materials.

Internet and telephone voting will be available until 11:59 p.m. Eastern Time on May 7, 2026.

Important: Stockholders who have already submitted proxies or voting instructions need not take any further action unless they wish to change their vote. Previously submitted proxies will remain valid and will be voted at the Special Meeting as postponed unless properly revoked.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be Held on May 8, 2026:

The Definitive Proxy Statement, the Supplement, and the form of proxy card are available, free of charge, at www.proxyvote.com and at www.sec.gov.

Assistance with Voting

If you have any questions or require assistance with voting your shares, please contact the Company at 3400 Cottage Way, Suite G2, #3256, Sacramento, California 95825, Attention: Investor Relations, email: ir@lunaibioworks.com.

By Order of the Board of Directors,

/s/ David Weinstein

David Weinstein

Chief Executive Officer and Director

Sacramento, California

April 28, 2026

ADDITIONAL DEFINITIVE SOLICITING MATERIAL

FOR IMMEDIATE RELEASE

Lunai Bioworks, Inc. Announces Postponement of Special Meeting of Stockholders to

May 8, 2026

SACRAMENTO, California — April 28, 2026 — Lunai Bioworks, Inc. (Nasdaq: LNAI) (the “Company”) today announced that it has postponed its Special Meeting of Stockholders (the “Special Meeting”), originally scheduled for May 4, 2026, to May 8, 2026 at 9:00 a.m. Eastern Time. The Special Meeting will continue to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/LNAI2026SM.

The postponement is intended to provide stockholders with additional time to vote their shares and to assist the Company in obtaining a quorum. The Company was advised by its proxy administrator that, due to the timing of Broadridge Financial Solutions, Inc.’s distribution of proxy materials to beneficial owners holding shares in street name on April 22, 2026, the timing requirements applicable to broker discretionary voting under New York Stock Exchange Rule 452, which governs the authority of NYSE member organizations to vote uninstructed shares (including shares of Nasdaq-listed issuers), were not expected to be satisfied before the originally scheduled meeting date of May 4, 2026. Postponing the Special Meeting to May 8, 2026 is expected to permit the applicable timing requirements to be satisfied so that brokers may exercise discretionary voting authority on matters classified as routine under NYSE Rule 452. The routine or non-routine classification is determined by the New York Stock Exchange and not by the Company, and brokers may choose not to exercise discretionary voting authority.

The record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting remains the close of business on April 10, 2026. Stockholders who have already submitted proxies or voting instructions need not take any further action unless they wish to change their vote. Proxies previously submitted will be voted at the Special Meeting as postponed unless properly revoked.

The Company encourages all stockholders entitled to vote at the Special Meeting to submit their proxies promptly in accordance with the instructions set forth in the Company’s definitive proxy statement, as supplemented, and the accompanying proxy card or voting instruction form. Internet and telephone voting will be available until 11:59 p.m. Eastern Time on May 7, 2026. Stockholders requiring assistance may contact the Company at 3400 Cottage Way, Suite G2, #3256, Sacramento, California 95825, Attention: Investor Relations, email: ir@lunaibioworks.com.

Important Information for Investors and Stockholders

In connection with the Special Meeting, the Company has filed the definitive proxy statement and other relevant documents with the U.S. Securities and Exchange Commission. Stockholders are urged to read the definitive proxy statement, as supplemented, and any other relevant documents filed with the U.S. Securities and Exchange Commission, because they contain important information about the Company and the matters to be voted upon at the Special Meeting. Investors and stockholders may obtain free copies of the definitive proxy statement, as supplemented, and other documents filed by the Company with the U.S. Securities and Exchange Commission at the website maintained by the U.S. Securities and Exchange Commission at www.sec.gov, or by directing a request to the Company at the address above.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Special Meeting. Information regarding the Company’s directors and executive officers, including their respective interests in the Company by security holdings or otherwise, is set forth in the definitive proxy statement and the Company’s most recent Annual Report on Form 10-K, in each case as filed with the U.S. Securities and Exchange Commission and as updated from time to time by the Company’s other filings with the U.S. Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to qualify for the safe harbors created thereby. Forward-looking statements include, without limitation, statements regarding the timing and conduct of the Special Meeting, the availability of broker discretionary voting authority, the Company’s ability to obtain a quorum, the outcome of the proposals to be voted upon at the Special Meeting (including the proposed reverse stock split), and the Company’s ability to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan” or similar expressions.

Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including, but not limited to: (i) the risk that the Company will be unable to obtain a quorum at the Special Meeting as postponed; (ii) the risk that the Special Meeting may be further postponed or adjourned; (iii) the risk that one or more proposals submitted to stockholders may not receive the required vote for approval; (iv) the risk that broker discretionary voting authority on routine matters may not be available on the timeline currently expected, including as a result of any reclassification of any proposal as non-routine by the New York Stock Exchange; (v) the risk that the Company’s common stock may be delisted from The Nasdaq Stock Market LLC, including as a result of the Company’s failure to maintain compliance with Nasdaq’s continued listing requirements; (vi) the risk of technical or operational disruptions affecting the virtual meeting platform; and (vii) the other risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission.

Actual results may differ materially from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Investor Contact

Lunai Bioworks, Inc.

3400 Cottage Way, Suite G2, #3256

Sacramento, California 95825

Email: ir@lunaibioworks.com